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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22260

RMR REAL ESTATE INCOME FUND
(Exact name of registrant as specified in charter)

TWO NEWTON PLACE
255 WASHINGTON STREET, SUITE 300
NEWTON, MASSACHUSETTS 02458
(Address of principal executive offices)(Zip code)

(Name and Address of Agent for Service)	Copy to:
Fernando Diaz, President RMR Real Estate Income Fund Two Newton Place 255 Washington Street, Suite 300 Newton, Massachusetts 02458	Michael K. Hoffman, Esq. Skadden, Arps, Slate, Meagher & Flom LLP 4 Times Square New York, New York 10036-6522
Karen Jacoppo-Wood, Esq. State Street Bank and Trust Company One Lincoln Street Boston, Massachusetts 02111

Registrant's telephone number, including area code: (617) 332-9530
Date of fiscal year end: December 31
Date of reporting period: June 30, 2017

Item 1.    Reports to Stockholders.

2

SEMI-ANNUAL REPORT
June 30, 2017

RMR Real Estate Income Fund

NOTICE CONCERNING INFORMATION CONTAINED IN THIS REPORT

  •
  THE FUND IS A CLOSED END INVESTMENT COMPANY REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940 WHOSE COMMON SHARES ARE TRADED ON A NATIONAL SECURITIES EXCHANGE. INVESTORS MAY NOT PURCHASE SHARES DIRECTLY FROM, OR ON BEHLAF OF, THE FUND EXCEPT PERSUANT TO AN OFFERING MADE BY THE FUND. PLEASE CONSIDER THE FUND'S INVESTMENT OBJECTIVES, STRATEGIES, RISKS AND EXPENSES BEFORE PURCHASING ANY SHARES OF THE FUND. AN INVESTMENT IN THE FUND'S SHARES IS SUBJECT TO MATERIAL RISKS.

  •
  PERFORMANCE DATA IS HISTORICAL AND REFLECTS HISTORICAL EXPENSES AND HISTORICAL CHANGES IN NET ASSET VALUE, AS WELL AS FLUCTUATIONS IN THE FINANCIAL MARKETS AND THE COMPOSITION OF THE FUND'S PORTFOLIO. PERFORMANCE DATA FOR RMR REAL ESTATE INCOME FUND PRIOR TO JANUARY 20, 2012 REFLECTS THE PERFORMANCE OF OLD RMR REAL ESTATE INCOME FUND, WHICH WAS MERGED INTO RMR ASIA PACIFIC REAL ESTATE FUND ON JANUARY 20, 2012. HISTORICAL RESULTS ARE NOT INDICATIVE OF FUTURE RESULTS. INDEX PERFORMANCE IS SHOWN FOR ILLUSTRATIVE PURPOSES ONLY. YOU CANNOT INVEST DIRECTLY IN THE INDEX BY PURCHASING FUND SHARES.

  •
  FOR MORE INFORMATION ABOUT THE FUND PLEASE VISIT WWW.RMRFUNDS.COM, CALL OUR INVESTOR RELATIONS GROUP AT (866)-790-8165 OR REFER TO THE FUND'S FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION, WHICH ARE AVAILABLE AT WWW.SEC.GOV. THE INTERNET ADDRESS FOR THE FUND IS INCLUDED SEVERAL TIMES IN THIS REPORT; HOWEVER, THE INFORMATION ON THE WEBSITE IS NOT INCORPORATED BY REFERENCE INTO THIS REPORT.

 NOTICE CONCERNING LIMITED LIABILITY

THE AGREEMENT AND DECLARATION OF TRUST OF RMR REAL ESTATE INCOME FUND, A COPY OF WHICH, TOGETHER WITH ALL AMENDMENTS AND SUPPLEMENTS THERETO, ARE DULY FILED AT THE PRINCIPAL OFFICE OF THE FUND, PROVIDES THAT NO TRUSTEE, OFFICER, SHAREHOLDER, EMPLOYEE OR AGENT OF THE FUND SHALL BE HELD TO ANY PERSONAL LIABILITY, JOINTLY OR SEVERALLY, FOR ANY OBLIGATION OF, OR CLAIM AGAINST, THE FUND. ALL PERSONS DEALING WITH THE FUND IN ANY WAY SHALL LOOK ONLY TO THE ASSETS OF THE FUND FOR THE PAYMENT OF ANY SUM OR THE PERFORMANCE OF ANY OBLIGATION.

 NOTICE CONCERNING LIMITATION ON SHARE OWNERSHIP

SUBJECT TO CERTAIN EXCEPTIONS, THE AGREEMENT AND DECLARATION OF TRUST OF RMR REAL ESTATE INCOME FUND CONTAINS PROVISIONS WHICH LIMIT OWNERSHIP BY ANY SHAREHOLDER OR GROUP OF SHAREHOLDERS WHO ARE AFFILIATED OR ACTING TOGETHER TO 9.8% OF THE TOTAL SHARES, OR ANY CLASS OR SERIES OF SHARES, OUTSTANDING OF RMR REAL ESTATE INCOME FUND.

To our shareholders,

In the pages that follow, you will find data summarizing the Fund's financial results for the six months ended June 30, 2017 and financial position as of June 30, 2017. We encourage you to read the information contained in this report and to view our website at www.rmrfunds.com* where the most recent information and important announcements regarding the Fund are posted.

Relevant Market Conditions

Real Estate Industry Fundamentals.

The U.S. economy continued to grow at a moderate pace during the first six months of the year. The employment market remained healthy with an average of about 180,000 new jobs created per month during the first half of the year and the unemployment rate declined to 4.4% from to 4.7% at the end of 2016. U.S. gross domestic product (GDP) during the first quarter of 2017 grew 1.4% as a result of growth in exports and consumer spending on services. During the second quarter, the U.S. economy grew 2.6% driven by higher business investment and strong consumer spending. After increasing short term interest rates by 25 basis points in December of 2016, the U.S. Federal Reserve (the "Fed") increased rates an additional 25 basis points in both March and June and said it would begin reducing its holdings of bonds and other securities later this year, an indication the central bank believes the U.S. economy has achieved solid footings. Despite the increase in short term interest rates, the yield on the U.S. 10-year treasury note declined during the first half of the year closing at 2.31% at the end of the 2017 second quarter compared to 2.45% at the beginning of the year. Apparently, the bond market may disagree with the Fed's assessment of the economic outlook.

The economic backdrop remained favorable for U.S. real estate fundamentals during the first six months of the year as a result of strong employment growth and moderate development activities. Healthy employment growth, coupled with a decreasing homeownership rate and a continued trend by young professionals to live in urban areas has resulted in higher demand for apartment units. Vacancy rates for the sector remain low and rental rent growth was positive during the important spring leasing season. The office sector continues to benefit from healthy job growth, particularly in major technology and life science areas like Seattle, San Francisco and Boston which have witnessed increasing demand for space. In the retail sector, mall owner REITs are facing serious challenges because of the growth of internet shopping. Some mall owner REITs are attempting to reinvent themselves by taking back space from retailers such as Macy's, JC Penney and Sears (that generally pay lower rent per leased squared foot) and replacing them with entertainment and food venues at much higher rents. It is presently unclear how successful these efforts will be and whether they will only succeed at certain locations.

During the first six months of the year, ten major real estate merger and acquisition deals were announced totaling approximately $23 billion (according to SNL Financial). Out of this total, five were public company mergers, three were going private mergers and two were private company mergers. The largest deal by value was Digital Realty's acquisition of DuPont Fabros in an all stock transaction valued at approximately $7.6 billion.

Real estate companies continued to take advantage of the availability and relatively low cost of capital during the first half of 2017 with approximately $43 billion of capital raised (according to SNL Financial), representing a 19% increase compared to the same period in 2016. During the first six months of the year, REITs raised $18 billion in common equity capital, $23 billion in debt capital and

*
The Internet address for the Fund is included several times in this report; however, the information on the website is not incorporated by reference into this report.

approximately $2 billion in preferred equity capital. The specialty REIT sector was the most active, raising approximately $10 billion of capital during the first six months of 2017, followed by residential REITs with close to $8 billion raised.

Real Estate Securities Technicals.

During the first six months of the year, the market for REIT shares, as measured by the MSCI U.S. REIT Total Return Index, or the RMS Index (an unmanaged index of REIT common stocks), was up 2.7% on a total return basis (i.e., share price changes and dividends combined), compared to the S&P 500 Index's total return of 9.3%. The REIT market's performance during the first half of the year was characterized by high volatility as a result of investor concern relating to the potential impact of higher interest rates on real estate fundamentals and on the value of dividend paying securities. The delayed (or possibly failed) implementation of the Trump administration's pro-growth agenda is also creating uncertainty regarding how long the current U.S. GDP expansion can continue.

The best performing REIT sectors during the first six months of 2017 (according to the National Association of Real Estate Investment Trusts) were the data center and manufactured homes sectors, with total returns of 21.7% and 18.7%, respectively. The worst performing sectors during the first six months of 2017 were the shopping centers and regional mall sectors, with total negative returns of 18.0% and 9.4%, respectively.

Fund Strategies, Techniques and Performance

Our primary investment objective is to earn and pay a high level of current income to our common shareholders by investing in real estate companies, including REITs. Our secondary investment objective is capital appreciation. There can be no assurances that we will meet our investment objectives.

During the six months ended June 30, 2017, our total return on net asset value, or NAV (including NAV changes and assuming a hypothetical reinvestment of distributions at NAV), was 3.6% and our distribution rate on NAV at June 30, 2017, based on our annualized second quarter 2017 distribution rate, was 5.1%. During that same period, the total return for RMS Index was 2.7%.

Also, during the six months ended June 30, 2017, our total return on the market price of our common shares (including hypothetical reinvestment of distributions at market price), was 10.2% and the distribution rate on the market price of our common shares at June 30, 2017, based on our annualized second quarter 2017 distribution rate, was 6.0%.

The Fund's outperformance versus the RMS Index during the first six months of 2017 was primarily due to the Fund maintaining an overweight position in higher yielding REIT common and preferred securities in its investment portfolio relative to the RMS Index.

Thank you for your continued support.

Sincerely,

Fernando Diaz
President and Senior Portfolio Manager
August 10, 2017

RMR Real Estate Income Fund

Portfolio holdings by sub-sector as a percentage of investments
(as of June 30, 2017)* (unaudited)

REITs
Lodging/Resorts	14%
Apartments	13%
Health Care	13%
Others, less than 10% each	57%

Total REITs	97%
Other, including short term investments	3%

Total investments	100%

Portfolio holdings by type of security (as of June 30, 2017)* (unaudited)

Common Securities	72%
Preferred Securities	27%
Other, including short term investments	1%

Total investments	100%

*
These percentages represent the Fund's portfolio holdings by sub-sector or type of security as a percentage of total portfolio holdings based on fair value as of the date indicated and do not match the percentages included in the Portfolio of Investments schedule which represents the Fund's portfolio holdings by sub-sector or type of security as a percentage of the Fund's net assets.

See notes to financial statements and notes to portfolio of investments.

RMR Real Estate Income Fund

Portfolio of Investments – June 30, 2017 (unaudited)

Company	Shares	Value

COMMON STOCKS – 99.0% REAL ESTATE INVESTMENT TRUSTS – 96.6%
APARTMENTS – 15.1%
American Campus Communities, Inc. (a)	26,900	$1,272,370
Apartment Investment & Management Co. (a)	38,745	1,664,872
AvalonBay Communities, Inc. (a)(b)	28,875	5,548,909
Bluerock Residential Growth REIT, Inc. (a)	300,000	3,867,000
Camden Property Trust	5,000	427,550
Equity Residential (a)(b)	84,000	5,529,720
Essex Property Trust, Inc. (a)(b)	12,500	3,215,875
Independence Realty Trust, Inc. (a)	415,709	4,103,048
Mid-America Apartment Communities, Inc. (a)	25,171	2,652,520
UDR, Inc. (a)	39,000	1,519,830

		29,801,694

DATA CENTERS – 2.7%
CyrusOne, Inc.	15,000	836,250
Digital Realty Trust, Inc. (a)	40,000	4,518,000

		5,354,250

DIVERSIFIED – 8.0%
Armada Hoffler Properties, Inc. (a)	75,000	971,250
Colony NorthStar, Inc.	54,980	774,668
Gladstone Commercial Corp.	22,742	495,548
Gramercy Property Trust	61,681	1,832,543
Investors Real Estate Trust	62,810	390,050
Lexington Realty Trust (a)	339,058	3,360,065
One Liberty Properties, Inc.	18,177	425,887
VEREIT, Inc. (a)	233,716	1,902,448
Vornado Realty Trust (a)(b)	44,835	4,210,006
Whitestone REIT	108,502	1,329,150

		15,691,615

FREE STANDING – 4.3%
Agree Realty Corp.	15,000	688,050
National Retail Properties, Inc. (a)(b)	113,100	4,422,210
Realty Income Corp. (a)	51,900	2,863,842
STORE Capital Corp.	20,000	449,000

		8,423,102

HEALTH CARE – 16.7%
Global Medical REIT, Inc.	110,000	$983,400
HCP, Inc. (a)(b)	116,029	3,708,287
Healthcare Realty Trust, Inc. (a)	50,897	1,738,132
Healthcare Trust of America, Inc.	11,000	342,210
LTC Properties, Inc. (a)	48,897	2,512,817
Medical Properties Trust, Inc. (a)	370,320	4,766,018
National Health Investors, Inc. (a)(b)	58,958	4,669,474
Omega Healthcare Investors, Inc. (a)	43,298	1,429,700
Physicians Realty Trust	149,791	3,016,791
Sabra Health Care REIT, Inc. (a)	87,254	2,102,821
Ventas, Inc. (a)	80,000	5,558,400
Welltower, Inc. (a)	29,200	2,185,620

		33,013,670

INDUSTRIAL – 7.4%
DCT Industrial Trust, Inc.	23,862	1,275,185
Duke Realty Corp. (a)	36,100	1,008,995
Liberty Property Trust (a)	64,737	2,635,443
Monmouth Real Estate Investment Corp.	114,962	1,730,178
Prologis, Inc. (a)	49,088	2,878,521
Rexford Industrial Realty, Inc.	21,000	576,240
STAG Industrial, Inc. (a)	164,693	4,545,527

		14,650,089

LODGING/RESORTS – 6.3%
Apple Hospitality REIT, Inc.	10,000	187,100
Ashford Hospitality Prime, Inc. (a)	32,797	337,481
Ashford Hospitality Trust, Inc. (a)	105,000	638,400
Chatham Lodging Trust (a)	46,000	924,140
Chesapeake Lodging Trust (a)(b)	70,900	1,734,923
Condor Hospitality Trust, Inc.	68,655	735,981
DiamondRock Hospitality Co. (a)	55,603	608,853
FelCor Lodging Trust, Inc.	74,000	533,540
Hersha Hospitality Trust	97,645	1,807,409
Host Hotels & Resorts, Inc. (a)	24,000	438,480
LaSalle Hotel Properties (a)(b)	10,000	298,000
Park Hotels & Resorts, Inc.	4,328	116,683
Pebblebrook Hotel Trust (a)(b)	43,100	1,389,544
RLJ Lodging Trust (a)	41,900	832,553
Summit Hotel Properties, Inc. (a)	98,203	1,831,486

		12,414,573

See notes to financial statements and notes to portfolio of investments.

RMR Real Estate Income Fund

Portfolio of Investments – continued (unaudited)

Company	Shares	Value

COMMON STOCKS – CONTINUED REAL ESTATE INVESTMENT TRUSTS – CONTINUED
MANUFACTURED HOMES – 4.6%
Sun Communities, Inc. (a)(b)	72,856	$6,388,743
UMH Properties, Inc.	160,979	2,744,692

		9,133,435

MORTGAGE – 0.5%
Annaly Capital Management, Inc. (a)	45,000	542,250
RAIT Financial Trust	178,419	390,738

		932,988

OFFICE – 13.3%
Alexandria Real Estate Equities, Inc. (a)(b)	35,100	4,228,497
Boston Properties, Inc. (a)(b)	24,100	2,964,782
Brandywine Realty Trust (a)	165,300	2,897,709
City Office REIT, Inc.	138,115	1,754,060
Corporate Office Properties Trust (a)	68,500	2,399,555
Douglas Emmett, Inc. (a)	39,322	1,502,494
First Potomac Realty Trust (a)	98,364	1,092,824
Franklin Street Properties Corp.	54,700	606,076
Highwoods Properties, Inc. (a)	50,000	2,535,500
Hudson Pacific Properties, Inc.	1,000	34,190
Kilroy Realty Corp. (a)	28,600	2,149,290
Mack-Cali Realty Corp. (a)	58,030	1,574,934
SL Green Realty Corp. (a)(b)	22,900	2,422,820

		26,162,731

REGIONAL MALLS – 6.8%
CBL & Associates Properties, Inc. (a)(b)	84,000	708,120
GGP, Inc.	30,000	706,800
Pennsylvania Real Estate Investment Trust (a)	127,628	1,444,749
Simon Property Group, Inc. (a)	44,427	7,186,512
Tanger Factory Outlet Centers, Inc.	4,400	114,312
The Macerich Co. (a)	28,470	1,652,968
Washington Prime Group, Inc. (a)	179,148	1,499,469

		13,312,930

SHOPPING CENTERS – 3.9%
Acadia Realty Trust	15,000	417,000
Brixmor Property Group, Inc.	15,000	268,200
Cedar Realty Trust, Inc. (a)	103,627	502,591
DDR Corp. (a)	92,000	834,440
Kimco Realty Corp. (a)	110,000	2,018,500
Kite Realty Group Trust (a)	55,125	$1,043,516
Ramco-Gershenson Properties Trust	20,000	258,000
Weingarten Realty Investors (a)	76,500	2,302,650

		7,644,897

SPECIALTY – 3.8%
EPR Properties (a)	97,950	7,039,667
Farmland Partners, Inc.	59,344	530,535

		7,570,202

STORAGE – 3.2%
CubeSmart (a)	25,000	601,000
Extra Space Storage, Inc.	12,390	966,420
Life Storage, Inc. (a)	15,000	1,111,500
Public Storage (a)	17,700	3,690,981

		6,369,901

Total Real Estate Investment Trusts (Cost $144,528,992)		190,476,077

OTHER – 2.4%
Carador PLC	5,496,600	4,005,647
Marriott International, Inc.	8,000	802,480

Total Other (Cost $7,887,004)		4,808,127

Total Common Stocks (Cost $152,415,996)		195,284,204

PREFERRED STOCKS – 37.4% REAL ESTATE INVESTMENT TRUSTS – 37.4%
APARTMENTS – 3.1%
Bluerock Residential Growth REIT, Inc., Series A	180,000	4,779,900
Bluerock Residential Growth REIT, Inc., Series C	37,645	985,358
Bluerock Residential Growth REIT, Inc., Series D	11,900	300,118

		6,065,376

DATA CENTERS – 1.3%
CoreSite Realty Corp., Series A	30,000	767,400
Digital Realty Trust, Inc., Series G	30,000	767,100
DuPont Fabros Technology, Inc., Series C	35,000	951,265

		2,485,765

See notes to financial statements and notes to portfolio of investments.

RMR Real Estate Income Fund

Portfolio of Investments – continued (unaudited)

Company	Shares	Value

PREFERRED STOCKS – CONTINUED REAL ESTATE INVESTMENT TRUSTS – CONTINUED
DIVERSIFIED – 3.5%
Colony NorthStar, Inc., Series B	22,000	$561,660
Colony NorthStar, Inc., Series D	13,000	342,550
Colony NorthStar, Inc., Series E	36,999	998,973
CorEnergy Infrastructure Trust, Inc., Series A	24,800	620,744
Gladstone Commercial Corp., Series D	100,000	2,582,000
Investors Real Estate Trust, Series B	70,000	1,759,100

		6,865,027

HEALTH CARE – 0.8%
Sabra Health Care REIT, Inc., Series A (a)	60,600	1,550,754

INDUSTRIAL – 1.5%
STAG Industrial, Inc., Series B	37,700	961,350
STAG Industrial, Inc., Series C	55,000	1,469,050
Terreno Realty Corp., Series A	20,000	501,600

		2,932,000

LODGING/RESORTS – 12.6%
Ashford Hospitality Prime, Inc., Series B (c)	25,000	498,500
Ashford Hospitality Trust, Inc., Series A	70,482	1,798,701
Ashford Hospitality Trust, Inc., Series D	155,756	3,951,530
Ashford Hospitality Trust, Inc., Series F	58,600	1,465,000
Ashford Hospitality Trust, Inc., Series G	250,000	6,237,500
Chesapeake Lodging Trust, Series A	65,000	1,624,025
FelCor Lodging Trust, Inc., Series A (c)	96,117	2,681,664
Hersha Hospitality Trust, Series C (a)	46,000	1,178,520
Hersha Hospitality Trust, Series D	70,000	1,764,000
Hersha Hospitality Trust, Series E	29,500	741,040
Pebblebrook Hotel Trust, Series C (a)	78,684	1,979,689
Summit Hotel Properties, Inc., Series B (a)	3,300	85,269
Summit Hotel Properties, Inc., Series C (a)	32,582	838,823

		24,844,261

MANUFACTURED HOMES – 1.9%
Sun Communities, Inc., Series A (a)	40,000	$1,016,600
UMH Properties, Inc., Series A (a)	37,500	975,750
UMH Properties, Inc., Series B	66,650	1,832,875

		3,825,225

MORTGAGE – 3.5%
Annaly Capital Management, Inc., Series E	10,200	260,814
ARMOUR Residential REIT, Inc., Series B	30,000	750,000
iStar, Inc., Series D	11,810	298,321
iStar, Inc., Series G	21,241	533,361
iStar, Inc., Series I	10,000	246,900
MFA Financial, Inc., Series B	17,171	435,285
New York Mortgage Trust, Inc., Series B	33,450	829,560
RAIT Financial Trust, Series A	136,497	2,810,473
RAIT Financial Trust, Series B	35,122	804,294

		6,969,008

OFFICE – 0.5%
SL Green Realty Corp., Series I (a)	40,000	1,009,200

REGIONAL MALLS – 2.9%
CBL & Associates Properties, Inc., Series D (a)	60,761	1,413,301
CBL & Associates Properties, Inc., Series E	15,000	348,750
Pennsylvania Real Estate Investment Trust, Series A	20,000	507,600
Pennsylvania Real Estate Investment Trust, Series B (a)	40,000	1,015,400
Washington Prime Group, Inc., Series H	65,000	1,629,550
Washington Prime Group, Inc., Series I	30,000	770,400

		5,685,001

See notes to financial statements and notes to portfolio of investments.

RMR Real Estate Income Fund

Portfolio of Investments – continued (unaudited)

Company	Shares	Value

PREFERRED STOCKS – CONTINUED REAL ESTATE INVESTMENT TRUSTS – CONTINUED
SHOPPING CENTERS – 5.0%
Cedar Realty Trust, Inc., Series B	133,029	$3,376,276
DDR Corp., Series J (a)	45,586	1,142,841
DDR Corp., Series K (a)	86,000	2,156,880
Retail Properties of America, Inc., Series A	70,000	1,789,200
Urstadt Biddle Properties, Inc., Series F (a)	20,000	514,600
Wheeler Real Estate Investment Trust, Inc., Series D (c)	42,000	968,100

		9,947,897

SPECIALTY – 0.8%
EPR Properties, Series E (a)(c)	16,400	589,990
EPR Properties, Series F (a)	40,000	1,017,200

		1,607,190

Total Real Estate Investment Trusts (Cost $68,566,198)		73,786,704

Total Preferred Stocks (Cost $68,566,198)		73,786,704

INVESTMENT COMPANIES – 1.1%
BlackRock Credit Allocation Income Trust	19,451	261,616
Cohen & Steers Quality Income Realty Fund, Inc. (a)	100,297	1,262,739
Eaton Vance Enhanced Equity Income Fund II	35,188	511,281
Nuveen Real Estate Income Fund (a)	13,293	150,477

Total Investment Companies (Cost $2,018,404)		2,186,113

SHORT-TERM INVESTMENTS – 0.9%
MONEY MARKET FUNDS – 0.9%
State Street Institutional U.S. Government Money Market Fund, 1.20% (d) (Cost $1,778,662)	1,778,662	1,778,662

Total Investments – 138.4% (Cost $224,779,260)		273,035,683

Other assets less liabilities – 0.5%		$920,334
Revolving credit facility – (30.4)%		(60,000,000)
Preferred Shares, at liquidation preference – (8.5)%		(16,675,000)

Net Assets applicable to common shareholders – 100.0%		$197,281,017

Notes to Portfolio of Investments

(a)
As of June 30, 2017, the Fund has pledged portfolio securities with a market value of $126,777,169 as collateral in connection with its revolving credit facility with BNP Paribas Prime Brokerage International Ltd. ("PBL"). Those pledged securities comprised all or a portion of the shares noted by this footnote (a). See Note F to the financial statements.

(b)
As of June 30, 2017, pledged portfolio securities of the Fund with a market value of $35,332,714 (see Note (a)) that were rehypothecated by PBL as permitted by the Fund's revolving credit facility. Those rehypothecated securities comprised all or a portion of the securities noted by this footnote (b). See Note F to the financial statements.

(c)
Convertible into common stock.

(d)
Rate reflects 7 day yield as of June 30, 2017.

See notes to financial statements and notes to portfolio of investments.

RMR Real Estate Income Fund
Financial Statements

Statement of Assets and Liabilities

June 30, 2017 (unaudited)

Assets
Investments in securities, at value (cost of $224,779,260)	$273,035,683
Dividends and interest receivable	1,786,350
Prepaid expenses	1,319

Total assets	274,823,352

Liabilities
Revolving credit facility	60,000,000
Payable for securities purchased	513,864
Advisory fee payable	192,244
Payable for compliance and internal audit services	33,443
Distributions payable on preferred shares	8,576
Interest payable	7,477
Administrative fees payable	5,333
Other accrued expenses and liabilities	106,398

Total liabilities	60,867,335

Auction preferred shares, Series M, Series T, Series W, Series Th and Series F; $0.001 par value per share; 667 shares issued and outstanding at $25,000 per share liquidation preference	16,675,000

Net assets attributable to common shares	$197,281,017

Composition of net assets attributable to common shares
Common shares, $0.001 par value per share; unlimited number of shares authorized	$7,652
Additional paid-in capital	155,452,388
Undistributed net investment income	16,814
Accumulated net realized loss on investments	(6,452,260)
Net unrealized appreciation on investments	48,256,423

Net assets attributable to common shares	$197,281,017

Common shares outstanding	7,651,507

Net asset value per share attributable to common shares	$25.78

See notes to financial statements.

RMR Real Estate Income Fund
Financial Statements – continued

Statement of Operations

For the Six Months Ended June 30, 2017 (unaudited)

Investment Income
Dividends, interest and other income	$7,785,398
Reimbursement of IRS settlement	360,059

8,145,457

Expenses
Advisory	1,152,938
IRS settlement	360,059
Legal	298,696
Investor support services	67,820
Compliance and internal audit	66,708
Shareholder reporting	49,753
Custodian	44,631
Administrative	39,672
Preferred share remarketing and auction fees	36,038
Audit	32,012
Trustees' fees and expenses	19,836
Other	71,804

Total expenses before interest expense	2,239,967
Interest expense	629,127

Total expenses after interest expense	2,869,094

Net investment income	5,276,363

Realized and unrealized gain (loss) on investments
Net realized gain on investments	711,025
Net change in unrealized appreciation on investments	1,109,407

Net realized and unrealized gain on investments	1,820,432

Net increase in net assets before preferred distributions resulting from operations	7,096,795
Distributions to preferred shareholders from net investment income	(201,305)

Net increase in net assets attributable to common shares resulting from operations	$6,895,490

See notes to financial statements.

RMR Real Estate Income Fund
Financial Statements – continued

Statements of Changes in Net Assets

	Six Months Ended June 30, 2017 (unaudited)	Year Ended December 31, 2016

Increase (decrease) in net assets resulting from operations
Net investment income	$5,276,363	$5,271,701
Net realized gain on investments	711,025	6,819,832
Net change in unrealized appreciation on investments	1,109,407	13,721,441
Distributions to preferred shareholders from net investment income	(201,305)	(332,939)

Net increase in net assets attributable to common shares resulting from operations	6,895,490	25,480,035

Distributions to common shareholders from:
Net investment income	(5,049,994)	(10,099,988)

Total distributions to common shareholders	(5,049,994)	(10,099,988)

Total increase in net assets attributable to common shares	1,845,496	15,380,047

Net assets attributable to common shares
Beginning of period	195,435,521	180,055,474

End of period (including undistributed/(distributions in excess of) net investment income of $16,814 and ($8,250), respectively)	$197,281,017	$195,435,521

Common shares issued and repurchased
Shares outstanding, beginning of period	7,651,507	7,651,507

Shares outstanding, end of period	7,651,507	7,651,507

See notes to financial statements.

RMR Real Estate Income Fund
Financial Statements – continued

Statement of Cash Flows

Six Months Ended June 30, 2017 (unaudited)

Cash flows from operating activities
Net increase in net assets before preferred distributions resulting from operations	$7,096,795
Adjustments to reconcile net increase in net assets before preferred distributions resulting from operations to cash provided by operating activities:
Purchases of long term investments
Proceeds from sales of long term investments	(12,845,335)
Net (purchases) and sales of short term investments	13,650,116
Changes in assets and liabilities:	(1,210,284)
Decrease in dividends and interest receivable	142,937
Decrease in receivable for securities sold	37,210
Decrease in prepaid expenses	1,298
Decrease in interest payable	(2,246)
Increase in payable for securities purchased	209,015
Decrease in advisory fee payable	(422)
Decrease in payable compliance and internal audit services	(553)
Decrease in administrative fees payable	(1,957)
Decrease in other accrued expenses and liabilities	(5,169)
Net change in unrealized appreciation on investments	(1,109,407)
Net realized gain on investments	(711,025)

Cash provided by operating activities	5,250,973

Cash flows from financing activities
Distributions paid to preferred shareholders	(200,979)
Distributions paid to common shareholders	(5,049,994)

Cash used in financing activities	(5,250,973)

Increase in cash	—
Cash at beginning of period	—

Cash at end of period	$—

Supplemental cash flow information:
Cash paid for interest on borrowings	$631,373

See notes to financial statements.

RMR Real Estate Income Fund
Financial Highlights

Selected Data For A Common Share Outstanding Throughout Each Period

			For the Year Ended
	Six Months Ended June 30, 2017 (unaudited)
			December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012

Per Common Share Operating Performance (a)
Net asset value, beginning of period	$25.54		$23.53	$25.17	$19.76	$20.87	$17.48

Income from Investment Operations
Net investment income (b)	0.69		0.69	0.80	0.88	0.78	0.83
Net realized and unrealized appreciation/(depreciation) on investments	0.24		2.68	(1.08)	5.88	(0.56)	3.70
Distributions to preferred shareholders (common stock equivalent basis) from net investment income	(0.03)		(0.04)	(0.04)	(0.03)	(0.02)	(0.02)

Net increase (decrease) in net asset value from operations	0.90		3.33	(0.32)	6.73	0.20	4.51
Less: Distributions to common shareholders from:
Net investment income	(0.66)		(1.32)	(1.32)	(1.30)	(0.77)	(0.88)
Return of capital	—		—	—	(0.02)	(0.54)	(0.24)

Net asset value, end of period	$25.78		$25.54	$23.53	$25.17	$19.76	$20.87

Market price, beginning of period	$20.46		$19.28	$20.82	$16.91	$18.21	$13.47

Market price, end of period	$21.85		$20.46	$19.28	$20.82	$16.91	$18.21

Total Return (c)
Total investment return based on:
Market price (d)	10.18%		13.25%	(0.81)%	31.74%	(0.42)%	44.27%
Net asset value (d)	3.57%		14.32%	(1.21)%	34.84%	0.72%	26.04%

Ratios/Supplemental Data:
Ratio to average net assets attributable to common shares of:
Net investment income, before total preferred share distributions (b)	5.41	%(e)	2.76%	3.29%	3.86%	3.58%	4.15%
Total preferred share distributions	0.21	%(e)	0.17%	0.16%	0.14%	0.10%	0.11%
Net investment income, net of preferred share distributions (b)	5.20	%(e)	2.59%	3.13%	3.72%	3.48%	4.04%
Expenses, including interest expense	2.94	%(e)(f)	2.28%	2.06%	2.12%	2.19%	1.95%
Expenses, excluding interest expense	2.29	%(e)(f)	1.75%	1.69%	1.74%	1.79%	1.54%
Portfolio turnover rate	4.74%		10.48%	17.10%	14.90%	22.77%	48.72%
Net assets attributable to common shares	$197,281,017		$195,435,521	$180,055,474	$192,623,260	$151,164,057	$159,717,548
Borrowings on revolving credit facility	$60,000,000		$60,000,000	$60,000,000	$60,000,000	$60,000,000	$50,000,000
Asset coverage ratio of borrowings (g)	457%		454%	428%	449%	380%	453%
Liquidation preference of outstanding preferred shares	$16,675,000		$16,675,000	$16,675,000	$16,675,000	$16,675,000	$16,675,000
Asset coverage ratio of preferred shares (h)	1,283%		1,272%	1,180%	1,255%	1,007%	1,058%
Asset coverage ratio of borrowings and preferred shares (i)	357%		355%	335%	351%	297%	340%
(a)
Based on average shares outstanding.
(b)
As discussed in Note A(8) to the financial statements, these amounts are subject to change if the issuers of the Fund's investments characterize a portion of 2017 distributions as capital gains or return of capital.
(c)
Total returns for the six months ended June 30, 2017, are actual year to date and not annualized.

See notes to financial statements.

RMR Real Estate Income Fund
Financial Highlights – continued

(d)
Total return based on per share market price assumes the purchase of common shares at the market price on the first day and sale of common shares at the market price on the last day of the period indicated; dividends and distributions, if any, are assumed to be reinvested at market prices on the ex-dividend date. The total return based on net asset value, or NAV, assumes the purchase of common shares at NAV on the first day and sale of common shares at NAV on the last day of the period indicated; distributions are assumed to be reinvested at NAV on the ex-dividend date. All assumed purchases, sales and reinvestments noted in the preceding sentences are assumed to have been executed as of the close of trading on the assumed date. Results represent past performance and do not guarantee future results.
(e)
Annualized.
(f)
The Fund incurred a one time non-recurring expense equal to 0.18% of net assets attributable to common shares that was fully reimbursed by the Advisor. If the non-recurring reimbursed expense was not included, Expenses, including interest expense would have been 2.76% and Expenses, excluding interest expense would have been 2.11%.
(g)
Asset coverage ratio of borrowings equals net assets attributable to common shares plus the outstanding balance under our revolving credit facility plus the liquidation preference of our outstanding preferred shares divided by the outstanding balance under our revolving credit facility.
(h)
Asset coverage ratio of preferred shares equals net assets attributable to common shares plus the liquidation preference of our outstanding preferred shares divided by the liquidation preference of our preferred shares.
(i)
Asset coverage ratio of borrowings and liquidation preference of our preferred shares equals net assets attributable to common shares plus the outstanding balance under our revolving credit facility plus the liquidation preference of our outstanding preferred shares divided by the outstanding balance under our revolving credit facility plus the liquidation preference of our outstanding preferred shares.

See notes to financial statements.

RMR Real Estate Income Fund
Notes to Financial Statements

June 30, 2017 (unaudited)

Note A

1.     Organization

RMR Real Estate Income Fund, or the Fund, or RIF, was organized as a Delaware statutory trust on December 17, 2008, and is registered under the Investment Company Act of 1940, as amended, or the 1940 Act, as a non-diversified closed end management investment company. At the Fund's annual meeting on April 13, 2017, the shareholders approved the redomestication of the Fund from a Delaware statutory trust to a Maryland statutory trust. The redomestication was completed on April 18, 2017, and RIF then became and continues to be a Maryland statutory trust. Although RIF is registered as a non-diversified fund, it has operated as a diversified fund since the merger with Old RMR Real Estate Income Fund on January 20, 2012. Therefore, the 1940 Act obliges the Fund to continue to operate as a diversified fund unless the Fund obtains shareholder approval to operate as a non-diversified fund. The Fund applies investment company accounting and reporting guidance.

2.     Interim Financial Statements

The accompanying June 30, 2017 financial statements have been prepared without audit. The Fund believes that disclosures made are adequate to make the information presented not misleading. In the opinion of the Fund's management, all adjustments, which include normal recurring adjustments considered necessary for a fair presentation, have been included. The Fund's operating results for this interim period are not necessarily indicative of the results that may be expected on an annual basis for this year or for any future years or any future interim periods.

3.     Use of Estimates

Preparation of these financial statements in conformity with accounting principles generally accepted in the United States requires the Fund's management to make estimates and assumptions that may affect the amounts reported in the financial statements and related notes. The actual results could differ from these estimates.

4.     Portfolio Valuation

Investment securities of the Fund are valued as of the close of trading at the latest sales price whenever that price is readily available on that day; securities for which no sales were reported on that day, unless otherwise noted, are valued at the average of the closing bid and ask prices on that day. Securities traded primarily on The NASDAQ Stock Market, or NASDAQ, are normally valued by the Fund at the NASDAQ Official Closing Price, or NOCP, provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer to the most recently reported price as of 4:00:02 p.m., eastern time, that day. Some fixed income securities may be valued using values provided by a pricing service.

To the extent the Fund holds foreign securities in its portfolio, those are valued at the latest sales price reflected on the consolidated tape of the exchange that reflects the principal market for such securities whenever that price is readily available on that day; securities for which no sales were reported on that

RMR Real Estate Income Fund
Notes to Financial Statements – continued

June 30, 2017 (unaudited)

day, unless otherwise noted, are valued at the average of the closing bid and ask prices on that day. Some foreign markets close before the close of customary trading sessions on the New York Stock Exchange, or NYSE (usually 4:00 p.m. eastern time). Often, events occur after the principal foreign exchange on which foreign securities trade has closed, but before the NYSE closes, that the Fund determines could affect the value of the foreign securities the Fund owns or cause their earlier trading prices to be unreliable as a basis for determining value. If these events are expected to materially affect the Fund's net asset value, or NAV, the prices of such securities are adjusted to reflect their estimated fair value as of the close of the NYSE, as determined in good faith under procedures established by the Fund's board of trustees.

Any of the Fund's securities which are not readily marketable, which are not traded or which have other characteristics of illiquidity are valued by the Fund at fair value as determined in good faith under procedures established by the Fund's board of trustees.

Numerous factors may be considered when determining fair value of a security, including cost at date of purchase, type of security, the nature and duration of restrictions on disposition of the security and whether the issuer of the security being fair valued has other securities of the same type outstanding. See Note A (5) for a further description of fair value measurements.

Short term debt securities with less than 60 days until maturity may be valued at amortized cost plus interest accrued or, if lower, the carrying value, in each case if such value approximates fair value.

5.     Fair Value Measurements

The Fund reports the value of its securities at their fair value. Fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market for the investment. When valuing portfolio securities, the Fund uses observable market data when possible and otherwise uses other significant observable or unobservable inputs for fair value measurements. Inputs refer broadly to the assumptions the Fund believes that market participants would use in valuing the asset or liability, including assumptions about risk; for example, the risk inherent in using a particular valuation technique to measure fair value and the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in valuing the asset or liability developed based on market data obtained from independent sources. Unobservable inputs are inputs that reflect the Fund's own assumptions about the assumptions market participants would use in valuing the asset or liability developed based on the best information available in the circumstances. The three tier hierarchy of inputs used to value securities reported in these financial statements is summarized below:

  •
  Level 1 – unadjusted quoted prices in active markets for identical investments.

  •
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.).

  •
  Level 3 – significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).

RMR Real Estate Income Fund
Notes to Financial Statements – continued

June 30, 2017 (unaudited)

The Fund uses broker quotes, issuer company financial information and other market indicators to value the securities whose prices are not readily available. The types of inputs used to value a security may change as the markets fluctuate and/or the availability of data used in an investment's valuation changes.

When the S&P 500 Index (an unmanaged index published as Standard & Poor's Composite Index of 500 common stocks) fluctuates more than 0.75% from the previous day close, the Fund believes that the closing price of foreign securities on the principal foreign exchange on which they trade may no longer represent the fair value of those securities at the time the U.S. market closes, in which case, the Fund fair values those foreign securities. In such circumstances, the Fund reports holdings in foreign securities at their fair values as determined by an independent security pricing service. The service uses a multi-factor model that includes such information as the security's local closing price, relevant general and sector indices, currency fluctuations, depository receipts and futures, as applicable. The model generates an adjustment factor for each security that is applied to the local closing price to adjust it for post closing events, resulting in the security's reported fair value. The adjustment factor is applied to a security only if the minimum confidence interval is 75% or more. The types of inputs may change as the markets fluctuate and/or the availability of data used in an investment's valuation changes.

All of the Fund's investments were valued using Level 1 inputs on June 30, 2017.

The Fund recognizes interperiod transfers between the input levels as of the end of the period. During the period there were no transfers of investments between Level 1, Level 2 and Level 3.

6.     Securities Transactions and Investment Income

The Fund records securities transactions on a trade date basis, dividend income on the ex-dividend date and any non-cash dividends at the fair market value of the securities received. The Fund uses the accrual method for recording interest income, including accretion of original issue discount, where applicable, and accretion of discount on short term investments and identified cost basis for realized gains and losses from securities transactions.

7.     Taxes

The Fund has qualified and intends to qualify in the future as a "regulated investment company" and to comply with the applicable provisions of subchapter M of the Internal Revenue Code of 1986, as amended, so that it will generally not be subject to U.S. federal income tax. However, the Fund may be subject to a 4% excise tax to the extent it does not distribute substantially all of its taxable earnings each year.

The Fund has adopted the provisions of the Topic of the Financial Accounting Standards Board Accounting Standard Codification, or ASC 740. ASC 740 sets forth a minimum threshold for financial statement recognition of a tax position taken, or expected to be taken, in a tax return. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as an income tax expense in the Statement of Operations. At June 30, 2017, the Fund did not have any unrecognized tax positions. Each of the tax years in the four year period ended December 31, 2016 remains subject to examination by the Internal Revenue Service.

RMR Real Estate Income Fund
Notes to Financial Statements – continued

June 30, 2017 (unaudited)

On February 27, 2017, the Fund entered into an agreement with the Internal Revenue Service, or IRS, acknowledging that, due to an error, it had understated the ordinary income component and overstated the return of capital component of distributions to the Fund's common shareholders for the year ended December 31, 2013. The Fund paid the Internal Revenue Service $360,059 as settlement of this matter. RMR Advisors LLC, or RMR Advisors, the Fund's advisor, reimbursed the Fund this amount.

8.     Distributable Earnings

The Fund earns income, net of expenses, daily on its investments. It is the policy of the Fund to pay a level distribution amount to common shareholders on a quarterly basis if, when and in such amounts as may be determined by the Fund's board of trustees in its discretion in light of such factors as may be considered by the board of trustees, which may include market and economic conditions, and subject to compliance with applicable law, the Fund's Agreement and Declaration of Trust, the Fund's bylaws, the Fund's revolving credit agreement, described in Note F, and other factors. This policy is not fundamental and may be changed by the Fund's board of trustees without shareholder approval. The Fund's distributions to its common shareholders are recorded on the ex-dividend date. The Fund's distributions to its common shareholders may consist of ordinary income (net investment income and short term capital gains), long term capital gains or return of capital. To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carry forwards, it is the policy of the Fund not to distribute such gains. Distributions to preferred shareholders are determined as described in Note D.

The Fund has substantial investments in real estate investment trusts, or REITs, which are generally not subject to federal income taxes. Distributions that the Fund receives from REITs can be classified as ordinary income, capital gain income or return of capital by the REITs that make these distributions to the Fund. However, it is not possible for the Fund to characterize distributions received from REITs during interim periods because the REIT issuers do not report their tax characterizations until subsequent to year end. Final characterization of the Fund's 2017 distributions to common shareholders is also dependent upon the magnitude or timing of the Fund's securities transactions prior to year end. Therefore, it is likely that some portion of the Fund's 2017 investment income and distributions to common shareholders will be recharacterized as long term capital gain and return of capital for financial statement and U.S. federal income tax purposes subsequent to year end and reflected accordingly in the Fund's year end financial statements. Though it is permitted to do so and may in the future elect to do so if its board of trustees determines it to be in the best interests of the Fund and its shareholders, the Fund does not generally expect to make distributions to common shareholders in excess of its dividends received less its operating expenses, interest expense and distributions to preferred shareholders.

Net capital loss carryforwards may be applied against any net realized taxable gains in succeeding years, subject to the carryforward period limitations, where applicable. Effective for taxable years beginning after December 22, 2010, the Regulated Investment Company Modernization Act of 2010, or the RIC Modernization Act, changed the capital loss carry forward rules. Capital losses generated in tax years beginning after the date of enactment may now be carried forward indefinitely, and retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for up to eight tax years as short-term capital losses. The provisions affecting the utilization of capital loss carryforwards under the RIC Modernization Act also require the utilization of post-enactment losses prior to the utilization of pre-enactment losses.

RMR Real Estate Income Fund
Notes to Financial Statements – continued

June 30, 2017 (unaudited)

Although subject to adjustments, the cost, gross unrealized appreciation and unrealized depreciation of the Fund's investments for federal income tax purposes as of June 30, 2017, are as follows:

Cost	$225,534,370

Gross unrealized appreciation	$59,925,933
Gross unrealized depreciation	(12,424,620)

Net unrealized appreciation	$47,501,313

The $755,110 difference between the financial reporting cost basis and tax cost basis of the Fund's investments as of June 30, 2017 is due to the different treatment of wash sales of portfolio investments and non-taxable distributions received from portfolio investments for financial and tax reporting purposes.

At December 31, 2016, the Fund had post-enactment accumulated capital loss carryovers which can be used to offset certain future realized long term capital gains of $2,089,207.

As of December 31, 2016, the Fund had pre-enactment accumulated capital loss carryforwards, subject to the eight-year carryforward period and possible expiration of $4,234,516, of which $2,682,643 expires on December 31, 2017 and $1,551,873 expires on December 31, 2018.

9.     Concentration, Interest Rate and Illiquidity Risk

Under normal market conditions, the Fund's investments are concentrated in income producing common shares, preferred shares and debt securities, including convertible preferred and debt securities, issued by real estate companies, including REITs. The value of the Fund's shares may fluctuate more than the shares of a fund not concentrated in the real estate industry due to economic, legal, regulatory, technological or other developments affecting the United States real estate industry.

The value of certain dividend and interest paying securities in the Fund's portfolio could be affected by interest rate fluctuations. Generally, when market interest rates fall, the values of dividend and interest paying securities rise, and vice versa. Interest rate risk is the risk that the securities in the Fund's portfolio will decline because of increases in market interest rates. The prices of long term securities generally fluctuate more than prices of shorter term securities as interest rate change. Additionally, the Fund's revolving credit facility requires interest to be paid at a variable interest rate and the Fund pays distributions on its outstanding preferred shares at a rate set at auctions held generally every seven days. When interest rates increase, the Fund's interest costs will be higher and the distribution rate on its preferred shares may increase which could adversely affect the Fund's cash flow and ability to pay common share distributions. These risks may be greater in the current market environment because certain interest rates are near historically low levels and the Federal Reserve has begun to raise certain benchmark interest rates.

The Fund may invest in illiquid or less liquid securities or securities in which no secondary market is readily available or which are otherwise illiquid, including private placement securities. The Fund may not be able to readily dispose of such securities at prices that approximate those at which the Fund could sell such securities if they were more widely traded and, as a result of such illiquidity, the Fund

RMR Real Estate Income Fund
Notes to Financial Statements – continued

June 30, 2017 (unaudited)

may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. Limited liquidity can also affect the market price of securities, thereby adversely affecting the Fund's net asset value and ability to make dividend distributions. The financial markets in general have in recent years experienced periods of extreme secondary market supply and demand imbalance, resulting in a loss of liquidity during which market prices were suddenly and substantially below traditional measures of intrinsic value. During such periods, some securities could be sold only at arbitrary prices and with substantial losses. Periods of such market dislocation may occur again at any time.

Additionally, periods of market volatility remain, and may continue to occur in the future, in response to various political, social and economic events both within and outside of the United States. Such conditions could result in greater price volatility, less liquidity, widening credit spreads and lack of price transparency, and many securities could become illiquid and of uncertain value. Such market conditions may make valuation of some of the Fund's securities uncertain and/or result in sudden and significant valuation increases or declines in its holdings. If there is a significant decline in the value of the Fund's portfolio, this may impact the asset coverage levels for the Fund's outstanding leverage, and impair the Fund's ability to pay common share distributions and achieve its investment objectives.

Note B

Advisory and Administration Agreements and Other Transactions with Affiliates; Other Agreements

The Fund has an investment advisory agreement with RMR Advisors LLC to provide the Fund with a continuous investment program, to make day to day investment decisions and to generally manage the business affairs of the Fund in accordance with its investment objectives and policies. Pursuant to the agreement, RMR Advisors is compensated at an annual rate of 0.85% of the Fund's average daily managed assets. Managed assets means the total assets of the Fund less liabilities other than any indebtedness entered into for purposes of leverage. Thus, for purposes of calculating managed assets, the Fund's revolving credit facility and the liquidation preference of the Fund's preferred shares are not considered a liability or are considered indebtedness entered into for purposes of leverage. The Fund incurred advisory fees of $1,152,938 during the six months ended June 30, 2017.

RMR Advisors also performs administrative functions for the Fund pursuant to an administration agreement with the Fund. RMR Advisors has entered into a subadministration agreement with State Street Bank and Trust Company, or State Street, to perform substantially all fund accounting and other administrative services for the Fund. Under the administration agreement, RMR Advisors is entitled to reimbursement of the cost of providing administrative services. The Fund paid RMR Advisors $39,672 for subadministrative fees charged by State Street for the six months ended June 30, 2017.

Each trustee who is not a director, officer or employee of RMR Advisors, and who is not an "interested person" of the Fund, as defined under the 1940 Act, is considered to be a "disinterested trustee". Disinterested trustees are each paid by the Fund an annual retainer plus attendance fees for board and committee meetings. The Fund incurred trustee fees and expenses of $19,836 during the six months ended June 30, 2017.

RMR Real Estate Income Fund
Notes to Financial Statements – continued

June 30, 2017 (unaudited)

The Fund's board of trustees, and separately the disinterested trustees, has authorized the Fund to make payments to RMR Advisors for costs related to the Fund's compliance and internal audit programs. The Fund incurred compliance and internal audit expenses of $66,708, which includes the Fund's allocated portion of the compensation of its chief compliance officer and director of internal audit as well as compliance and internal audit related costs, during the six months ended June 30, 2017.

The Fund has retained Destra Capital Investments LLC, or Destra, to provide investor support services in connection with the ongoing operation of the Fund. Such services include providing ongoing contact with respect to the Fund and its performance with financial advisors that are representatives of broker dealers and other financial intermediaries, communicating with the NYSE MKT LLC specialist for the Fund's common shares, and with the closed end fund analyst community regarding the Fund on a regular basis. The Fund pays Destra a service fee in an annual amount equal to 0.05% of the Fund's average daily managed assets. The terms of this agreement were in effect for an initial period of six months beginning December 14, 2012, and continues thereafter for successive one year periods unless the Fund terminates the agreement. This agreement currently remains in effect. The Fund paid Destra $67,820 for these services for the six months ended June 30, 2017.

Note C

Securities Transactions

Cost of purchases and proceeds from sales of investments, excluding short-term securities, and brokerage commissions on these transactions during the six months ended June 30, 2017, were as follows:

Purchases(1)	Sales(1)	Brokerage Commissions
$12,845,335	$13,650,116	$9,884

(1)
Includes the cost of brokerage commissions the Fund paid for purchases and sales of securities of $6,163 and $3,721, respectively.

Note D

Preferred Shares

The Fund has issued 64 Series M, 438 Series T, 47 Series W, 91 Series Th and 27 Series F auction preferred shares with a total liquidation preference of $16,675,000. The preferred shares are senior to the Fund's common shares and rank on parity with each other class or series of preferred shares of the Fund as to the payment of periodic distributions, including distribution of assets upon liquidation. If the Fund does not timely cure a failure to (1) maintain asset coverage for the preferred shares as required by any applicable rating agency rating the Fund's preferred shares, or (2) maintain "asset coverage", as defined in the 1940 Act, of at least 200%, the preferred shares will be subject to mandatory and/or optional redemption in accordance with the terms of such preferred shares contained in the Fund's bylaws in an amount equal to their liquidation preference plus accumulated but unpaid distributions. The holders of the preferred shares have per share voting rights equal to the per share

RMR Real Estate Income Fund
Notes to Financial Statements – continued

June 30, 2017 (unaudited)

voting rights of the holders of the Fund's common shares and generally vote together with the holders of the common shares as a single class; however, holders of the preferred shares, voting as a separate class, also are entitled to elect two of the Fund's trustees. The Fund pays distributions on the preferred shares at a rate set at auctions held for each series of preferred shares generally every seven days. Distributions are generally payable every seven days. The annualized preferred share distribution rate for each series was as follows as of June 30, 2017.

Series	Rate	Date of Auction
Series M	2.500%	06/26/2017
Series T	2.500%	06/27/2017
Series W	2.500%	06/28/2017
Series Th	2.500%	06/29/2017
Series F	2.750%	06/30/2017

To date, no auctions for preferred securities of the Fund have failed to attract sufficient clearing bids (such auctions are commonly referred to as "failed" auctions). However, RBC Capital Markets, LLC, an affiliate of the Fund's lead broker dealer for its preferred securities, has from time to time acquired for its own account a portion of the Fund's preferred securities in the auctions, which at times have constituted a substantial portion of the Fund's preferred securities and it may from time to time continue to purchase the Fund's preferred securities in the auctions for its own account, including possibly acquiring all or substantially all of such preferred securities. According to the Royal Bank of Canada's (the parent company of RBC Capital Markets, LLC) Schedule 13G filings, as of June 30, 2017, it owned, in the aggregate, 558 shares of the Fund's issued and outstanding preferred shares, or 83.66% of the Fund's issued and outstanding preferred shares. If RBC Capital Markets, LLC had not been a purchaser of preferred securities in the Fund's auctions, some auctions likely would have failed and holders of the Fund's preferred shares would not have been able to sell their preferred shares in some auctions. There can be no assurance that RBC Capital Markets, LLC or any other of its affiliates will purchase the Fund's preferred shares in any future auction of the Fund's preferred securities in which demand is insufficient for holders of the Fund's preferred shares to sell all offered preferred shares, or that the Fund will not have any auction for its preferred securities fail. If an auction of the Fund's preferred shares should fail, the dividend rate for the next succeeding dividend period is set according to a pre-determined formula, and the resulting rate may be higher than the rate which the Fund would otherwise pay as a result of a successful auction. If an auction fails, holders of the Fund's preferred shares may not be able to sell their preferred shares in that auction. If auctions for the Fund's preferred shares fail, or if market conditions generally frustrate the Fund's ability to enhance investment results through the investment of capital attributable to its outstanding preferred shares, such factors may cause the Fund to change the form and/or amount of investment leverage used by the Fund and may result in the Fund realizing reduced investment returns.

The Fund actively manages compliance with asset coverage and other financial ratio requirements applicable to the preferred shares. In order to facilitate compliance with such requirements, and without further notice of its intention to do so, the Fund may from time to time purchase or otherwise acquire its outstanding preferred shares in the open market, in other nondiscriminatory secondary market

RMR Real Estate Income Fund
Notes to Financial Statements – continued

June 30, 2017 (unaudited)

transactions, pursuant to tender offers or other offers to repurchase preferred shares, or in other permissible purchase transactions, and also may from time to time call or redeem preferred shares in accordance with their terms.

Note E

Capital Share Transactions

As of June 30, 2017, 7,651,507 common shares, $0.001 par value per share, were issued and outstanding. The Fund had no capital stock transactions during the six months ended June 30, 2017.

Note F

Revolving Credit Facility

The Fund had a $60,000,000 revolving credit facility, or the Facility, with BNP Paribas Prime Brokerage Inc., or BNPP. On December 1, 2016 BNPP assigned the Facility to BNP Paribas Prime Brokerage International Ltd. (PBL). The Facility has a 270-day rolling term that resets daily; however, if the Fund fails to satisfy certain NAV requirements, the Facility may convert to a 60-day rolling term that resets daily. The Fund is required to pay interest on outstanding borrowings under the Facility at an annual rate of three months LIBOR plus 95 basis points. In addition, in the event the long term credit rating of BNP Paribas, the parent company of PBL, declines three or more levels below its highest rating by any of Standard & Poor's Rating Services, Moody's Investors Service, Inc. or Fitch Ratings, Ltd. on March 16, 2016, PBL shall have the option to terminate the Facility immediately upon notice. The Fund pays a facility fee of 55 basis points per annum on the unused portion, if any, of the Facility. The Fund is required to pledge portfolio securities as collateral equal to a minimum of 200%, and up to a maximum amount of 250%, of the loan balance outstanding and has granted a security interest in the securities pledged to, and in favor of, PBL as security for the loan balance outstanding. As of June 30, 2017, the Fund has pledged portfolio securities with a market value of $126,777,169 as collateral for the Facility. During the six months ended June 30, 2017, the Fund had no unused portion of the Facility and did not pay a facility fee. If the Fund fails to meet certain requirements, or maintain other financial covenants required under the Facility, the Fund may be required to repay immediately, in part or in full, the loan balance outstanding under the Facility, which may require the Fund to sell portfolio securities at potentially inopportune times if other financing is not then available to the Fund on acceptable terms.

The Facility also permits, subject to certain conditions, PBL to rehypothecate portfolio securities pledged by the Fund up to the amount of the loan balance outstanding. The Fund continues to receive dividends and interest on rehypothecated securities. The Fund also has the right under the Facility to recall the rehypothecated securities from PBL on demand. If PBL fails to deliver the recalled security in a timely manner, the Fund will be compensated by PBL for any fees or losses related to the failed delivery or, in the event a recalled security will not be returned by PBL, the Fund, upon notice to PBL, may reduce the loan balance outstanding by the amount of the recalled security failed to be returned. The Fund will receive a portion of the fees earned by PBL in connection with the rehypothecation of portfolio securities. As of June 30, 2017, the aggregated value of rehypothecated securities was

RMR Real Estate Income Fund
Notes to Financial Statements – continued

June 30, 2017 (unaudited)

$35,332,714. Those rehypothecated securities were included among the portfolio securities pledged by the Fund as collateral for the Facility. During the six months ended June 30, 2017, the Fund earned $10,403 in fees from rehypothecated securities.

As of June 30, 2017, the Fund had outstanding borrowings of $60,000,000 under the Facility. During the six months ended June 30, 2017, the average outstanding daily balance under the Facility was $60,000,000 at a weighted average borrowing cost of 2.09%.

Consideration of the Investment Advisory Agreement

The Board of Trustees (the "Board") of RMR Real Estate Income Fund ("RIF") considered the benefits of retaining RMR Advisors LLC (the "Advisor") as RIF's investment adviser in connection with RIF's redomestication from a Delaware statutory trust to a Maryland statutory trust. Neither the terms of RIF's investment advisory agreement (the "Advisory Agreement") with the Advisor, nor the members of RIF's Board, changed in connection with this redomestication.

The Board consists of five trustees, three of whom are Independent Trustees and thus not "interested persons" of RIF as defined in the Investment Company Act. RIF's other two trustees are Managing Trustees who are "interested persons" of RIF as defined in the Investment Company Act and are affiliated with the Advisor. The Board met in person on April 13, 2017 to consider whether to approve the Advisory Agreement and, as part of its deliberations, the Board recalled and reevaluated its previous considerations in determining to renew the Advisory Agreement for an additional one year term at a meeting held on December 15, 2016. At the December 15, 2016 meeting, the Independent Trustees met separately in executive session outside of the presence of the Managing Trustees and engaged in a discussion of the matters described below, which were also considered by the full Board, and reached the same conclusions as those attributed to the full Board. The Board further noted that, in addition to recalling and considering again the information provided to the Board at the December 15, 2016 meeting, it had considered further relevant information regarding the Fund, the Fund's performance and expenses, the Advisor, the Advisor's personnel and compliance matters discussed and presented at the Board's meetings since the December 15, 2016 meeting. The Board and the Independent Trustees, in considering the approval of the Advisory Agreement in connection with the redomestication, again reached the same conclusions as at the December 15, 2016 meeting, which are reproduced below with additional considerations where relevant.

The Board considered the nature, extent and quality of services that the Advisor has provided to RIF and its predecessor funds; the quality and experience of personnel in the Advisor's organization, as well as the depth of such personnel at the Advisor; the experience and expertise of the Advisor as an investment adviser; the capacity and future commitment of the Advisor to perform its duties; the level of investment advisory fees to be paid by RIF, as compared to similar funds; the Advisor's performance history as investment adviser to RIF; the potential for economies of scale; the financial condition and profitability of the Advisor; and any indirect benefits to be derived by the Advisor from its relationship with RIF.

In connection with considering RIF's performance and expenses relative to other similar funds, the Board recalled that it had been provided with two separate reports: (i) a comparative fee and performance analysis of a peer group of funds chosen by Morningstar, an independent third party service that ranks and provides information about investment companies (the "Morningstar Report"); and (ii) a comparative fee and performance analysis of U.S. real estate closed end funds chosen by the Advisor (the "Advisor Report"). The Morningstar Report compared RIF to a peer group (the "Morningstar Peer Group") of four other closed end funds chosen pursuant to Morningstar's methodology, and the Advisor Report compared RIF to a peer group (the "Advisor Peer Group") of five other closed end funds chosen by the Advisor that invest in U.S. real estate securities. The Board recalled its view that the Advisor Peer Group was consistent with the peer group consistently reviewed by the Board at its regular meetings when considering various matters regarding RIF's performance and other relevant metrics. In evaluating whether to approve the Advisory Agreement, the Board recalled its consideration of both the Morningstar Report and the Advisor Report, and again generally agreed that the Morningstar Report and the Advisor Report contained consistent results. The Board also noted its view that these reports, as supplemented by the updated performance and expense information for the Fund discussed at meetings subsequent to the December 15, 2016 meeting, continued to represent relevant information in considering whether to approve the Advisory Agreement

In addition, the Board considered the following matters in determining whether to approve the Advisory Agreement, which had been considered at the Board's December 15, 2016 meeting, as updated and supplemented consistent with the foregoing:

Nature, Extent and Quality of the Services Provided by the Advisor

The Board considered the level and depth of knowledge of the Advisor. The Board took into account its familiarity with the Advisor and its management of RIF and its predecessor funds, noting RIF's performance relative to the Morningstar Peer Group and the Advisor Peer Group. The Board also considered the Advisor's record of compliance with its own compliance policies and procedures, the Advisor's record of compliance with RIF's compliance policies and procedures and whether RIF had operated within its investment objectives. Additionally, the Board considered the extent of specialized knowledge of the Advisor, noting that the Advisor specialized in the area of real estate investment management.

Advisory Fees, Other Expenses and Investment Performance

The Board then reviewed a comparative analysis of RIF's advisory expense and total expenses to those of the Morningstar Peer Group and the Advisor Peer Group. The Board considered that RIF's total net expenses were slightly above the median of the Morningstar Peer Group and discussed some of the reasons why this might be the case. The Board first noted that, on an absolute basis, RIF's total net expense ratio was only 4 basis points above the Morningstar Peer Group Median. The Board then discussed how the "Other" expenses component of RIF's net expense ratio was higher than that of the Morningstar Peer Group and noted its evaluation that "Other" expenses generally consisted of fixed costs and, as a result of RIF's small amount of net assets relative to most members of the Morningstar Peer Group, it has a smaller asset base over which to spread these fixed costs, thus contributing to a generally higher expense ratio compared to the Morningstar Peer Group.

The Board then evaluated RIF's total net expense ratio against the Advisor Peer Group and noted that the members of the Advisor Peer Group generally had total net expense ratios lower than that of RIF. The Board in particular considered and discussed that RIF shared the highest advisory fee rate of the Advisor Peer Group with another member of the Advisor Peer Group, but that, relative to the Morningstar Peer Group, RIF's advisory fee was at the median. The Board noted a similar finding as between the Advisor Peer Group and the Morningstar Peer Group relative to RIF's overall net expense ratio. The Board considered these data points and noted the differences and similarities between the Morningstar Peer Group and the Advisor Peer Group, as well as the absolute level of RIF's advisory fee rate and overall expenses. The Board, after additional discussion, then expressed its view that RIF's advisory fee rate was within the range of advisory fee rates charged by comparable funds, and concluded that RIF's expenses were within industry norms and were reasonable and appropriate in light of the quality of service and commitment rendered by the Advisor. The Board specifically recognized that RIF would continue to pay the same advisory fee, retain the same expense structure and pursue the same investment strategy.

In evaluating the performance of RIF and the Advisor, the Board noted that it reviews, on a regular basis, RIF's performance results, portfolio composition and investment strategies. In connection with its evaluation of the Advisor's performance in managing RIF's portfolio, the Board considered RIF's performance results contained in the Morningstar Report and the Advisor Report (each as of September 30, 2016). The Board discussed several aspects of the Morningstar Report, including that (i) RIF's NAV returns relative to the Morningstar Peer Group ranked in the first quartile, and were the highest of the Morningstar Peer Group, for the one, three and five year periods ended September 30, 2016; and (ii) RIF's NAV returns relative to the Morningstar Peer Group ranked in the third quartile for the ten year and since inception periods ended September 30, 2016. The Board then considered the Advisor Report and noted that it also contained favorable NAV performance results relative to the Advisor Peer Group. The Board also considered that the Advisor Report compared RIF's performance to the MSCI REIT Total Return Index (the "Index"), an unmanaged index of U.S. real estate common stocks, for the same periods presented in the Advisor Report. The Board noted that RIF's performance relative to the Index was generally consistent with its performance relative to comparable funds and that the Index was a relevant benchmark because RIF invests (excluding short term investments) in the common stocks of real estate investment trusts covered by the Index. The Board further noted that the Index is unmanaged and that the return indicated for the Index did not reflect deductions for fees and expenses. Additionally, the Board discussed how RIF uses leverage in an attempt to enhance its investment returns and, as a result, out performance relative to the Index on the upside was often accompanied by under performance relative to the Index on the downside. The Board concluded that, while RIF's performance has varied over time, it has been strong in recent years and was reflective of the high quality of service the Advisor provides. The Board then noted that this performance trend had continued, with RIF generally outperforming the Index for periods ended March 31, 2017, and achieving performance commensurate with, or better than, the Advisor Peer Group for periods ended March 31, 2017.

The Board then turned to a general discussion of RIF's market price discount to its net asset value. The Board noted in particular that it received information on a quarterly basis regarding RIF's discount to net asset value and that it monitored both RIF's discount and efforts undertaken by the Advisor to narrow RIF's discount. In this respect, the Board discussed the pattern of RIF's discount since its merger with Old RMR Real Estate Income Fund in January 2012 and noted various matters which may have affected the discount, including RIF's regular quarterly dividend and that RIF historically had not sought to increase its dividend through returns of capital. The Board also reviewed and discussed various initiatives undertaken by the Advisor to seek to narrow RIF's discount, noting the Board's role in determining any such actions taken or which may be taken, and among other matters discussed were the continued retention of Destra Capital Investments LLC, a third party fund distributor and registered broker dealer, to provide secondary market support services to RIF and the use of RIF's line of credit in an effort to take advantage of investment opportunities and to seek to generate additional investment income. The Board then indicated its satisfaction with the Advisor's performance, concluded that the Advisor had contributed positively to RIF's performance, was likely to contribute positively to RIF's performance in the future, and determined that approving the Advisory Agreement would be in RIF's and its shareholders' best interests.

Profitability and Financial Condition of the Advisor

The Board then discussed the experience of the Advisor in general and considered the Advisor's financial statements as of September 30, 2016 and for the year then ended, and the Advisor's financial condition. The Board also discussed with members of the Advisor's management their income projections for the Advisor's 2017 fiscal year. In particular, the Board considered a presentation by the Advisor's management with respect to its financial condition and prospects for growth and continued viability. The Board noted that the Advisor had historically operated at a loss due to the significant start up costs associated with RIF and its predecessors, but that for the years ended September 30, 2015 and September 30, 2016 it had realized a profit and expected to realize another profit from its current business operations during its current fiscal year, which would end on September 30, 2017. The Advisor's management expressed its view that the Advisor would continue to be profitable and discussed with the Board various growth initiatives it had been undertaking during the past year, including new product ideas and its parent company's acquisition of a new investment advisory subsidiary, all of which were aimed at increasing the Advisor's and its affiliates' assets under management. In light of the Advisor's recent and expected profitability, and in light of the fee, expense and performance considerations discussed earlier, the Board also discussed whether to seek a revision to RIF's advisory fee. After consideration, the Board determined that, in light of the Advisor's historical start up losses, the small incremental expense savings that any such revision would produce, its view that any such savings would not be sufficient to take actions with measurable impact for shareholders or to the market for RIF's shares and its earlier conclusions regarding RIF's expenses and performance, it was not appropriate to seek a revision to the proposed continuation of RIF's existing advisory fee.

The Board then further considered and discussed the Advisor's commitment to RIF and its registered investment company platform, noting in particular the expressed commitment of Messrs. Barry Portnoy and Adam Portnoy (the Advisor's ultimate control persons and majority owners, who are also Managing Trustees of RIF) to RIF and the Advisor's registered investment company platform.

Upon reviewing this information, the Board concluded that the Advisor continued to have the financial wherewithal to perform the services required under the Advisory Agreement. In reaching this conclusion, the Board particularly noted the expressed commitment of Messrs. Barry and Adam Portnoy to the Advisor's business.

Economies of Scale

The Board also considered the potential economies of scale that could be realized by RIF. The Board noted that, at RIF's current asset levels, it was difficult to achieve any economies of scale.

The Board did note, however, that certain economies of scale and operational efficiencies may have been achieved in connection with RIF's merger with Old RMR Real Estate Income Fund in January 2012. In particular, the Board recognized that certain administrative operating costs, such as custody expenses, subadministration expenses, audit fees, legal expenses, mailing costs and other expenses are now able to be spread across RIF's larger asset base. The Board concluded that, to the extent any economies of scale were able to be achieved as a result of these operational efficiencies, they were appropriately reflected in RIF's expense structure.

Other Benefits to the Advisor

The Board also considered the indirect benefits to be derived by the Advisor from its relationship with RIF. In particular, the Board considered that the Advisor is permitted to consider the value of research it receives from brokers when determining best execution of portfolio transactions, and that RIF may pay higher commissions to brokers providing research than would be available from other brokers who do not do so. As such, a portion of the brokerage commissions paid by RIF may be used to obtain research related services that may benefit the Advisor and its affiliates by making available to them research that they might otherwise determine to purchase or prepare at their own expense. In light of the potential benefits to RIF of the availability of such research to the Advisor and the relatively low absolute additional potential brokerage expenses associated with this practice, the Board did not consider this a material factor in its analysis. Additionally, the Board noted that the Advisor had reported that the brokers with whom it will place portfolio transactions on behalf of RIF to date typically have not conditioned the availability of research on commission related factors.

The Board then considered that RIF had entered into a separate administration agreement with the Advisor (the "Administration Agreement") and that it was also considering the approval of the Administration Agreement in connection with the redomestication. The Board noted that, pursuant to the Administration Agreement, the Advisor would engage a third party subadministrator to perform substantially all fund accounting and other administrative services for RIF, as is currently the case for RIF. The Board considered that the only compensation the Advisor is entitled to under the Administration Agreement is reimbursement of expenses incurred by it or its affiliates in providing the administration services provided for therein. The Board discussed that, to date, amounts paid or payable to the Advisor under the Administration Agreement have been limited to reimbursements for the fees charged to the Advisor for RIF by the third party subadministrator and reimbursement payments to the Advisor by RIF for compliance and internal audit services for RIF, which were authorized by RIF's Compensation Committee and the Board, and separately the Independent Trustees. After reviewing and discussing the Administration Agreement, the Board concluded that the Administration Agreement was in the best interests of RIF and its shareholders, that the services performed pursuant to the Administration Agreement are required for the operation of RIF, that the Advisor provides services the nature and quality of which are at least equal to those provided by other unaffiliated service providers offering the same or similar services, and that the fees charged under the Administration Agreement are fair and reasonable in light of the usual and customary charges made by other unaffiliated service providers for services of the same nature and quality.

Conclusion

In considering the approval of the Advisory Agreement, the Board noted that it did not identify any single factor as controlling. Based on the Trustees' evaluation of all factors that they deemed to be relevant, the Board, including each of the Independent Trustees, concluded that (i) the Advisor has demonstrated that it possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (ii) the Advisor maintains an appropriate compliance program; (iii) the performance of RIF is reasonable in relation to the performance of funds with similar investment objectives and of relevant benchmark indices; (iv) the advisory fee rate is fair and reasonable, given the scope and quality of the services to be rendered by the Advisor; and (v) approval of the Advisory Agreement in connection with the redomestication is in the best interests of RIF and its shareholders.

RMR Real Estate Income Fund

Brokerage Policy

Subject to the supervision of the board of trustees, the Advisor is authorized to employ such securities brokers and dealers for the purchase and sale of Fund assets and to select the brokerage commission rates at which such transactions are effected. In selecting brokers or dealers to execute transactions for the Fund, the Advisor seeks the best execution available, which may or may not result in paying the lowest available brokerage commission or lowest spread. In so doing, the Advisor considers all factors it believes are relevant to obtaining best execution, including such factors as: the best price available; the reliability, integrity and financial condition of the broker; the size of and difficulty in executing the order; the value of the expected contribution of the broker; and the scope and quality of research it provides.

The Advisor may select brokers that furnish it or its affiliates or personnel, directly or through third party or correspondent relationships, with research or brokerage services which provide, in its view, appropriate assistance to it in the investment decision making or trade execution processes. Such research or brokerage services may include, without limitation and to the extent permitted by applicable law: research reports on companies, industries and securities; economic and financial data; financial publications; and broker sponsored industry conferences. Research or brokerage services obtained in this manner may be used in servicing any of the Advisor's or its affiliates' clients. Such products and services may disproportionately benefit one client relative to another client based on the amount of brokerage commissions paid by such client and such other clients, including the Fund. To the extent that the Advisor uses commission dollars to obtain research or brokerage services, it will not have to pay for those products and services itself.

The Advisor may endeavor, subject to best execution, to execute trades through brokers who, pursuant to such arrangements, provide research or brokerage services in order to ensure the continued receipt of research or brokerage services it believes are useful in its decision making or trade execution processes.

The Advisor may pay, or be deemed to have paid, commission rates higher than it could have otherwise paid in order to obtain research or brokerage services. Such higher commissions would be paid in accordance with Section 28(e) of the Securities Exchange Act of 1934, which requires the Advisor to determine in good faith that the commission paid is reasonable in relation to the value of the research or brokerage services provided. The Advisor believes that using commission dollars to obtain the type of research or brokerage services mentioned above enhances its investment research and trading processes, thereby increasing the prospect for higher investment returns.

Privacy Notice

The Fund recognizes and respects the privacy of its prospective, current, inactive and former shareholders, including you, and takes precautions to maintain the privacy of your "nonpublic personal information." This notice is provided to help you understand what personal information the Fund collects, how the Fund protects that information and why in certain cases the Fund shares that information with select parties.

What information the Fund collects and shares:

The Fund collects and shares "nonpublic personal information" about you and your financial transactions with the Fund. For example, such information may include, without limitation, your social security number, account balance, bank account information, purchase history and transaction history.

The Fund collects this information from the following sources:

The Fund collects your nonpublic personal information from different sources, including the following:

  •
  Information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents;

  •
  Information about your transactions with us, our affiliates or other third parties such as our service providers; and

  •
  Information we receive from consumer reporting agencies (including credit bureaus).

How the Fund shares your information:

The Fund does not sell your name or other information about you to anyone, nor does it share your information with affiliates and other third parties for marketing purposes. The Fund does not disclose nonpublic personal information about its shareholders except to its affiliates and certain service providers, such as the Fund's subadministrator, transfer agent, attorneys and other financial or non financial service providers, for the Fund's business purposes or as permitted by law. For example, the Fund may disclose your nonpublic personal information:

  •
  To government entities, in response to subpoenas, court orders, legal investigations and regulatory authorities, or to comply with laws or regulations.

  •
  When you direct the Fund to do so or consent to the disclosure (unless and until you revoke your direction or consent).

  •
  To approve or maintain your account.

  •
  To process transactions related to your investment in the Fund.

  •
  To administer the Fund and process its transactions.

  •
  To protect against actual or potential fraud, unauthorized transactions, claims or other liability.

  •
  To report to consumer reporting agencies and credit bureaus.

  •
  In connection with disputes or litigation between the Fund and you.

How the Fund protects your information:

The Fund conducts its business through trustees, officers and third parties that provide services pursuant to agreements with the Fund (for example, the service providers described above). The Fund has no employees. The Fund restricts access to your nonpublic personal information to those persons who need to know that information in order to provide services to you or the Fund. The Fund maintains physical, electronic and procedural safeguards that comply with federal and state standards to guard your nonpublic personal information. When disclosing your information to affiliates and other nonaffiliated third parties, the Fund will require these companies to protect the confidentiality and security of your nonpublic personal information and to use that information only for its intended purpose.

Customers of financial intermediaries:

Please note that if you hold shares of the Fund through a financial intermediary such as a broker dealer, bank or trust company and that intermediary, not you, is the record owner of your shares, then the privacy policy of your financial intermediary will govern how your nonpublic personal information collected by that intermediary may be shared by that intermediary.

Questions?

If you have any questions concerning this privacy notice, please contact Investor Relations at 617-796-8253.

Proxy Voting Policies and Procedures

A description of the policies and procedures that are used to vote proxies relating to the Fund's portfolio securities is available: (1) without charge, upon request, by calling us at (866) 790-8165; and (2) as an exhibit to the Fund's annual report on Form N-CSR, which is available on the website of the U.S. Securities and Exchange Commission (the "Commission") at http://www.sec.gov. Information regarding how the Fund voted proxies relating to the Fund's portfolio securities during the most recent 12-month period ended June 30 is available: (1) without charge, on request, by calling us at (866) 790-8165; or (2) by visiting the Commission's website at http://www.sec.gov and accessing the Fund's Form N-PX.

Procedures for the Submission of Confidential and Anonymous Concerns or Complaints about Accounting, Internal Accounting Controls or Auditing Matters

The Fund is committed to compliance with all applicable securities laws and regulations, accounting standards, accounting controls and audit practices and has established procedures for handling concerns or complaints about accounting, internal accounting controls or auditing matters. Any shareholder or other interested party who desires to communicate with our independent trustees or any other trustees, individually, or as a group, may do so by filling out a report at the "Corporate Governance" section of our website (http://www.rmrfunds.com), by calling our toll free confidential message system at (866) 511-5038, or by writing to the party for whom the communication is intended, care of Secretary, RMR Funds, Two Newton Place, 255 Washington Street, Suite 300, Newton, MA 02458. Communications will be delivered to the appropriate party or parties.

Portfolio Holdings Reports

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q, which is available on the Commission's website at http://www.sec.gov. The Fund's Form N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. The Fund provides additional data on its website at http://www.rmrfunds.com.

Certifications

The Fund's principal executive officer and principal financial officer certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 and filed with the Fund's Forms N-CSR and N-Q are available on the Commission's website at http://www.sec.gov.

Submission of Proposals to a Vote of Shareholders

The annual meeting of shareholders of the Fund was held on April 13, 2017. The following is a summary of the proposals submitted to shareholders for vote at the meeting and votes cast.

Proposal	Votes for	Votes against	Votes abstained	Broker Non-Vote
Preferred Shares
Election of John L. Harrington as trustee until the 2020 annual meeting	6,121,865.227	685,375.639	64.159.403	—
Common and Preferred Shares
Approve an Agreement and Plan of Redomestication that provides for the reorganization of the Fund from a Delaware statutory trust to a Maryland statutory trust (the "Redomestication"), and related Redomestication, by holders of common shares and preferred shares of the Fund, voting together as a single class	2,759,501.538	482,312.681	29,779.325	3,599,806.725

In addition to the trustee elected at the annual meeting, as noted above, the following trustees continued in office after the Fund's annual meeting: Barry M. Portnoy, Adam D. Portnoy, Joseph L. Morea and Jeffrey P. Somers.

RMR Real Estate Income Fund

Dividend Reinvestment Plan

The board of trustees of the Fund has adopted a Dividend Reinvestment and Cash Purchase Plan, or the Plan, sometimes referred to as an opt-out plan. You will have all your cash distributions invested in common shares automatically unless you elect to receive cash. As part of the Plan, you will have the opportunity to purchase additional common shares by submitting a cash payment for the purchase of such shares, or the Cash Purchase Option. Your cash payment, if any, for the additional shares may not exceed $10,000 per quarter, per Plan and must be for a minimum of $100 per quarter. Wells Fargo Bank N.A. is the plan agent and paying agent for the Plan. The plan agent will receive your distributions and additional cash payments under the Cash Purchase Option and either purchase common shares in the open market for your account or directly from the Fund. If you elect not to participate in the Plan, you will receive all distributions in cash paid by check mailed to you (or, generally, if your shares are held in street name, to your broker) by the paying agent.

The number of common shares of the Fund you will receive if you do not opt out of a Plan will be determined as follows:

(1)
If, on a distribution payment date for the Fund, the market price per common share plus estimated per share brokerage commissions applicable to an open market purchase of common shares is below the NAV per common share on that payment date, the plan agent will receive the distribution in cash and, together with your additional cash payments, if any, will purchase common shares of the Fund in the open market, on the NYSE MKT or elsewhere, for your account prior to the next ex-dividend date (or 60 days after the distribution payment date, whichever is sooner). It is possible that the market price for the Fund's common shares may increase or decrease before the plan agent has completed its purchases. Therefore, the average purchase price per share paid by the plan agent may be higher or lower than the market price at the time of valuation, resulting in the purchase of fewer or more shares than if the distribution had been paid to you in common shares newly issued by the Fund. In the event it appears that the plan agent will not be able to complete the open market purchases prior to the next ex-dividend date, the Fund will determine whether to issue the remaining shares, with the number of shares to be issued determined based on a price equal to the greater of (i) NAV per common share at the time of purchase or (ii) 100% of the per common share market price at the time of purchase. Interest will not be paid on any uninvested amounts.

(2)
If, on the distribution payment date for the Fund, the market price per common share plus estimated per share brokerage commissions applicable to an open market purchase of common shares is at or above the NAV per common share on that payment date, the Fund will issue new shares for your account, with the number of shares to be issued determined based on a price equal to the greater of (i) NAV per common share on that payment date or (ii) 95% of the per common share market price on that payment date.

(3)
The plan agent maintains all shareholder accounts in the Plan (including all shares purchased under the Cash Purchase Option) and provides written confirmation of all transactions in the accounts, including information you may need for tax records. Common shares in your account will be held by the plan agent in non-certificated form. Any proxy you receive will include all common shares you have received or purchased under the Plan.

You may withdraw from the Plan at any time by giving written notice to the plan agent. If you withdraw or the Plan is terminated, the plan agent will transfer the shares in your account to you

(which may include a cash payment for any fraction of a share in your account). If you wish, the plan agent will sell your shares and send you the proceeds, minus brokerage commissions to be paid by you.

The plan agent is not authorized to make any purchases of shares for your account if doing so will result in your owning shares in excess of 9.8% of the total shares outstanding in the Fund. Dividends or Cash Purchase Option payments which may result in such prohibited transactions will be paid to you in cash.

The plan agent's administrative fees will be paid by the Fund. There will be no brokerage commission charged with respect to common shares issued directly by the Fund. Each participant will pay a pro rata share of brokerage commissions incurred by the plan agent when it makes open market purchases of the Fund's shares pursuant to the Plan including the Cash Purchase Option.

The Fund may amend or terminate its Plan or the Cash Purchase Option if its board of trustees determines the change is appropriate. However, no additional charges will be imposed upon participants by amendment to the Plan except after prior notice to participants.

Participation in the Plan will not relieve you of any federal, state or local income tax that may be payable (or required to be withheld) as a result of distributions you receive which are credited to your account under the Plan rather than paid in cash. Automatic reinvestment of distributions in the Fund's common shares will not relieve you of tax obligations arising from your receipt of that Fund's distributions even though you do not receive any cash.

All correspondence* about the Plan should be directed to Wells Fargo Shareowner Services, P.O. Box 64856, St. Paul, MN 55164-0856 or by telephone at 1-866-877-6331 and by overnight mail to Wells Fargo Bank N.A., 1110 Centre Point Curve, Suite 101, Mendota Heights, MN 55120-4100.

*
Shareholders who hold shares of the Fund in "street name", that is, through a broker, financial advisor or other intermediary, should not contact the Administrator with Plan correspondence, opt-out cash purchase option or other requests. If you own your shares in street name, you must instead contact your broker, financial advisor or intermediary.

WWW.RMRFUNDS.COM

Item 2.    Code of Ethics.

        The information is only required for the annual report on Form N-CSR.

Item 3.    Audit Committee Financial Expert.

        The information is only required for the annual report on Form N-CSR.

Item 4.    Principal Accountant Fees and Services.

        The information is only required for the annual report on Form N-CSR.

Item 5.    Audit Committee of Listed Registrants.

        The information is only required for the annual report on Form N-CSR.

Item 6.    Investments.

        The information required under Item 6 is included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

Item 7.    Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

        The information is only required for the annual report on Form N-CSR.

Item 8.    Portfolio Managers of Closed-End Management Investment Companies.

        The information is only required for the annual report on Form N-CSR.

Item 9.    Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

        During the six months ended June 30, 2017, there were no purchases made by or on behalf of the registrant or any "affiliated purchaser" as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares of the registrant's equity securities that are registered by the registrant pursuant to Section 12 of the Exchange Act.

Item 10.    Submission of Matters to a Vote of Security Holders.

        There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of trustees since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K.

Item 11.    Controls and Procedures.

(a)
The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective, as of a date within 90 days of the filing date of this report, based on their evaluation of these controls and procedures.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

3

Item 12.    Exhibits.

(a)
(2) Certifications of principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act are attached hereto.

(b)
Certifications of principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

4

 SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

RMR REAL ESTATE INCOME FUND
By:	/s/ FERNANDO DIAZ Fernando Diaz President
Date: August 10, 2017

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ FERNANDO DIAZ Fernando Diaz President
Date: August 10, 2017
By:	/s/ MARK L. KLEIFGES Mark L. Kleifges Treasurer
Date: August 10, 2017

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QuickLinks

  Item 1. Reports to Stockholders.
NOTICE CONCERNING INFORMATION CONTAINED IN THIS REPORT
NOTICE CONCERNING LIMITED LIABILITY
NOTICE CONCERNING LIMITATION ON SHARE OWNERSHIP
RMR Real Estate Income Fund Portfolio of Investments – June 30, 2017 (unaudited)
RMR Real Estate Income Fund Financial Statements
RMR Real Estate Income Fund Financial Highlights
RMR Real Estate Income Fund Notes to Financial Statements June 30, 2017 (unaudited)
  Item 2. Code of Ethics.
  Item 3. Audit Committee Financial Expert.
  Item 4. Principal Accountant Fees and Services.
  Item 5. Audit Committee of Listed Registrants.
  Item 6. Investments.
  Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
  Item 8. Portfolio Managers of Closed-End Management Investment Companies.
  Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
  Item 10. Submission of Matters to a Vote of Security Holders.
  Item 11. Controls and Procedures.
  Item 12. Exhibits.
SIGNATURES